Exhibit 99.1

AMENDED AND RESTATED

STOCKHOLDERS AGREEMENT

TERMINATION AGREEMENT

THIS TERMINATION AGREEMENT (the “Termination Agreement”), dated as of February 6, 2006, is by and among Foundation Coal Holdings, Inc., a Delaware corporation, Blackstone FCH Capital Partners IV L.P., a Delaware limited partnership, Blackstone Family Investment Partnership IV-A L.P., a Delaware limited partnership, First Reserve Fund IX, L.P., a Delaware limited partnership, AMCI Acquisition III, LLC a Delaware limited liability company and the persons listed on Annex I hereto.

WHEREAS, the parties hereto are parties to that certain Amended and Restated Stockholders Agreement, dated as of October 4, 2004 (the “Stockholders Agreement”) (capitalized terms used in this Termination Agreement and not otherwise defined herein shall have the meanings ascribed thereto in the Stockholders Agreement); and

WHEREAS, the parties hereto desire to enter into this Termination Agreement to terminate the Stockholders Agreement and to cause the Stockholders Agreement to be of no further force and effect with respect to the parties hereto.

NOW THEREFORE, in consideration of the foregoing recitals and the mutual covenants hereinafter contained, and in exchange for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

TERMINATION OF THE STOCKHOLDERS AGREEMENT

Termination of the Stockholders Agreement.  Except as set forth in Section 1.02, the parties hereto hereby agree that, as of the date hereof, the Stockholders Agreement is hereby terminated and of no further force and effect and the parties hereto shall not have any continuing rights or obligations thereunder.

Right to Indemnification.  The Company hereby agrees that the Stockholders shall continue to have the right to indemnification as set forth in Section 6.3 of the Stockholders Agreement for any Losses, and that such right to indemnification shall survive termination of the Stockholders Agreement pursuant to the terms of this Termination Agreement.

GENERAL PROVISIONS

Further Assurances.  Each of the parties hereto will use its reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations, to consummate and make effective the provisions of this Termination Agreement.

Governing Law.  This Termination Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware without regard to conflicts of laws principles which would result in the application of the laws of another jurisdiction.

Execution in Counterparts.  This Termination Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute a single agreement.

(signature pages follow)

IN WITNESS WHEREOF, the parties hereto have executed this Termination Agreement as of the date first above written.

FOUNDATION COAL HOLDINGS, INC.

By:	/s/ James F. Roberts
	Name:	James F. Roberts
	Title:	President and CEO

BLACKSTONE FCH CAPITAL

PARTNERS IV L.P.

By:	Blackstone Management Associates IV L.L.C., its General Partner

By:	/s/ David I. Foley
	Name:	David I. Foley
	Title:	Member

BLACKSTONE FAMILY INVESTMENT
PARTNERSHIP IV-A L.P.

By:	Blackstone Management Associates IV L.L.C., its General Partner

By:	/s/ David I.Foley
	Name:	David I. Foley
	Title:	Member

FIRST RESERVE FUND IX, L.P.

By:	First Reserve GP IX, L.P., its General Partner

By:	First Reserve GP IX, Inc., its General Partner

By:	/s/ Alex T. Krueger
	Name:	Alex T. Krueger
	Title:	Managing Director

AMCI ACQUISITION III, LLC

By:	/s/ Hans J. Mende
	Name:	Hans J. Mende
	Title:	Member

Management Stockholders:

/s/ Dr. Klaus-Dieter Beck
Dr. Klaus Dieter-Beck

/s/ James J. Bryja
James J. Bryja

/s/ James A. Olsen
James A. Olsen

/s/ Michael R. Peelish
Michael R. Peelish

/s/ James F. Roberts
James F. Roberts

/s/ John R. Tellmann
John R. Tellmann

/s/ Greg A. Walker
Greg A. Walker

/s/ Frank J. Wood
Frank J. Wood

ANNEX I

Dr. Klaus Dieter-Beck

James J. Bryja

James A. Olsen

Michael R. Peelish

James F. Roberts

John R. Tellmann

Greg A. Walker

Frank J. Wood